Dear Shareholder:

The Victory Prospectus for the following Funds is being revised to reflect the reorganization of the Real Estate Fund and a change in the benchmark for Convertible Fund. This information is important and is part of your Prospectus.

--------------------------------------------------------------------------------

                             The Victory Portfolios

                                  Balanced Fund
                                Convertible Fund
                                Real Estate Fund

                       Supplement dated December 22, 2004
                      To the Prospectus dated March 1, 2004


1. Real Estate Fund:

On December 8, 2004, the Board of Trustees of the Victory Portfolios (the "Trust") approved the merger of the Real Estate Fund, a series of the Trust (the "Fund"), with the Kensington Real Estate Securities Fund, a series of the Kensington Funds, in a tax-free reorganization, subject to shareholder approval.

Specifically, the Board approved a proposal to transfer all of the Fund's assets and liabilities to Kensington Real Estate Securities Fund, in exchange for shares of Kensington Real Estate Securities Fund. Under the terms of the proposal, if the shareholders of the Fund approve, they would receive shares of Kensington Real Estate Securities Fund, as outlined below, the total value of which would be equal to the total value of their shares of the Fund on the date of the merger, after which the Fund would cease operations.

    --------------------------- ------------------------------------------
    Real Estate Fund            Kensington Real Estate Securities Fund
    --------------------------- ------------------------------------------

    --------------------------- ------------------------------------------
    Class A Shares ->           Class A Shares
    --------------------------- ------------------------------------------

    --------------------------- ------------------------------------------
    Class C Shares ->           Class C Shares
    --------------------------- ------------------------------------------

    --------------------------- ------------------------------------------
    Class R Shares ->           Class A Shares*
    --------------------------- ------------------------------------------

    --------------------------- ------------------------------------------

*Class R Shares are not available in Kensington Real Estate Securities Fund. Class R Shareholders of the Fund would receive Class A Shares of Kensington Real Estate Securities Fund.

No sales charges would be imposed on the proposed transfer. The Trust expects to obtain an opinion of counsel that the transaction would not result in a gain or loss to Fund shareholders for federal income tax purposes.

The Trust expects to convene a special meeting of the Fund's shareholders in 2005 to consider the proposed merger. If the Fund's shareholders approve the proposal, the Trust anticipates that the merger would take place soon thereafter. The Fund's shareholders will be sent more information about the proposed merger in proxy solicitation materials to be mailed in early 2005. Until the merger is completed, shares of the Fund will continue to be sold and reinvestment of dividends and distributions into shares of the Fund will continue for those shareholders who have elected this option. As always, however, the Fund reserves the right to restrict sales of Fund shares. Shares purchased after December 17, 2004, the record date set for the special meeting of shareholders, would not have the right to vote at the special meeting.

Fund shareholders also may continue to redeem their shares or exchange their shares for shares of other series of the Victory Portfolios, as described in the Prospectus, before the closing of the proposed merger.


                                  VF-SPEC-SUPP3

2. Convertible Fund:

         On page 5, under "Investment Performance," delete the Average Annual Total Return table and insert the following:

-------------------------------------------------------------------------------
Average Annual Total Returns
(For the Periods ended
December 31, 2003)(1)               1 Year           5 Years     10 Years
-------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------
Before Taxes                        17.61%           5.78%        7.80%
-------------------------------------------------------------------------------
After Taxes on Distributions        16.91%           3.49%        5.03%
-------------------------------------------------------------------------------
After Taxes on Distributions
and Sale of Fund Shares             11.86%           3.65%        5.08%
-------------------------------------------------------------------------------
Merrill Lynch Inv Grade US          25.80%           7.91%        9.58%1
Convertible Ex Man Index2
(Index returns reflect no deduction for fees, expenses, or taxes)
-------------------------------------------------------------------------------
Merrill Lynch All Convertibles/
All Qualities Index(2)              27.15%           6.88%        9.45%1
-------------------------------------------------------------------------------

(1) Performance data is calculated based on the current maximum sales load of 2.00%. Prior to December 31, 2002, the maximum sales load was 5.75%.

(2) Effective November 1, 2004, the Fund changed its benchmark index to the Merrill Lynch Investment Grade US Convertibles Ex Mandatory Index. The Adviser believes that this index better reflects the management style of the Fund, as the Fund focuses on high quality issues that do not have mandatory conversion features. The Merrill Lynch Investment Grade US Convertibles Ex Mandatory Index is an unmanaged index measuring the performance of all high investment grade (rated BBB to AAA) convertible preferred and convertible bonds of all maturities, with at least $50 million issued. The issues also must be ex-mandatory in conversion character. The Merrill Lynch All Convertibles/All Qualities Index is a widely used, unmanaged index that measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance. It is not possible to invest directly in an index.



Please insert this Supplement in the front of your Prospectus. If you want to obtain more information, please call the Victory Funds at 800-539-3863.


                                  VF-SPEC-SUPP3

                             The Victory Portfolios

                          National Municipal Bond Fund
                             New York Municipal Bond
                            Ohio Municipal Bond Fund

                       Supplement dated December 22, 2004
                      To the Prospectus dated March 1, 2004

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus. This information is important and is part of your Prospectus.

On December 8, 2004, the Board of Trustees of the Victory Portfolios approved a Plan of Liquidation and Termination ("Liquidation Plan") with respect to the New York Municipal Bond Fund. The Board considered the Fund's small size, lack of growth potential and potential for increased expenses, in its decision to liquidate the Fund. The Liquidation Plan provides that the Fund will begin liquidating its assets as soon as is practicable. The Fund will not accept orders from shareholders to purchase shares of the Fund after January 6, 2005. Prior to the final liquidation and distribution of assets, any dividend paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of the Fund.

On or around the close of business on January 28, 2005, the Fund will distribute pro rata all of its assets in cash to its shareholders, and all outstanding shares will be redeemed and cancelled. Prior to that time, the proceeds from the liquidation of portfolio securities will be invested in cash equivalent securities or held in cash. During this time, the Fund may hold more cash or cash equivalents than normal, which may prevent the Fund from meeting its stated investment objective

Plan sponsors or plan administration service agents should notify participants that the Fund is liquidating and should provide information about alternative investment options.

The Fund reserves the right to further restrict sales of Fund shares.




For more information, please call the Victory Funds at 800-539-3863.













                                  VF-TEFI-SUPP3